                                                                 EXHIBIT 24



                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Lawrence J. McCabe and David R. Williams, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the
H. J. Heinz Company 1994 Stock Option Plan, and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney has been signed below as of the 13th day of September, 1994 by the following persons in the capacities indicated.


          Signature                                  Title
          ---------                                  -----
/s/ Anthony J. F. O'Reilly
- ----------------------------          Chairman of the Board, President and
Anthony J. F. O'Reilly                Chief Executive Officer and Director
                                      (Principal Executive Officer)


/s/ David R. Williams
- ----------------------------          Senior Vice President - Finance and
David R. Williams                     Chief Financial Officer and Director
                                      (Principal Financial Officer)


/s/ Tracy E. Quinn
- ----------------------------          Corporate Controller
Tracy E. Quinn                        (Principal Accounting Officer)


/s/ William P. Snyder III
- ----------------------------          Director
William P. Snyder III

/s/ Joseph J. Bogdanovich
- ----------------------------          Director
Joseph J. Bogdanovich

/s/ Herman J. Schmidt
- ----------------------------          Director
Herman J. Schmidt

/s/ Albert Lippert
- ----------------------------          Director
Albert Lippert

/s/ Eleanor B. Sheldon
- ----------------------------          Director
Eleanor B. Sheldon

/s/ Richard M. Cyert
- ----------------------------          Director
Richard M. Cyert

/s/ Samuel C. Johnson
- ----------------------------          Director
Samuel C. Johnson

/s/ David W. Sculley
- ----------------------------          Director
David W. Sculley

/s/ Donald R. Keough
- ----------------------------          Director
Donald R. Keough

/s/ S. Donald Wiley
- ----------------------------          Director
S. Donald Wiley

/s/ Lawrence J. McCabe
- ----------------------------          Director
Lawrence J. McCabe

/s/ Luigi Ribolla
- ----------------------------          Director
Luigi Ribolla

/s/ Nicholas F. Brady
- ----------------------------          Director
Nicholas F. Brady

/s/ William R. Johnson
- ----------------------------          Director
William R. Johnson

/s/ William C. Springer
- ----------------------------          Director
William C. Springer

/s/ Edith E. Holiday
- ----------------------------          Director
Edith E. Holiday